EXHIBIT 10(e)

PARENT GUARANTEE

PARENT GUARANTEE, dated as of November 18, 2003, made by each of the corporations that are signatories hereto (the “Guarantors”), in favor of JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent (in such capacity, the “Administrative Agent”) for the several lenders (the “Lenders”) from time to time parties to the Credit Agreement (as hereafter defined).

W I T N E S S E T H:

WHEREAS, Stratus Technologies, Inc., a Delaware corporation (the “Borrower”), is party to a Revolving Credit Agreement, dated as of the date hereof, (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Stratus Technologies International, S.à r.l., a company organized under the laws of Luxembourg (the “HubCo”), the Lenders, J.P. Morgan Securities Inc. and Goldman Sachs Credit Partners L.P. (“GSCP”), as joint lead arrangers and joint bookrunners, GSCP, as syndication agent, and the Administrative Agent;

WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders severally agreed to make certain extensions of credit to the Borrower;

WHEREAS, Holdings and HubCo own directly or indirectly all of the issued and outstanding Capital Stock of the Borrower;

WHEREAS, the proceeds of the extensions of credit will be used in part to enable the Borrower to make valuable transfers (as determined as provided herein) to each Guarantor in connection with the operation of its respective business;

WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit; and

WHEREAS, under the Credit Agreement, the obligation of the Lenders to make the extensions of credit to the Borrower on and after the date hereof is conditioned upon, among other things, the execution and delivery by the Guarantors of this Guarantee;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make their respective extensions of credit to the Borrower under the Credit Agreement, the Guarantors hereby agree with and for the benefit of the Administrative Agent and the Lenders as follows:

1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement or in the preamble or recitals hereto are used herein as therein defined, and the following term shall have the following meaning:

“Obligations”: shall mean (a) the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent, the Issuing Lender or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or L/C Application, the other Credit Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent, the Issuing Lender or the Lenders that are required to be paid by the Borrower or the Guarantors pursuant to the terms of the Credit Agreement) or otherwise, and (b) all obligations of the Borrower or any of its Subsidiaries to any Lender or Lenders or its or their Affiliates under or in respect of any Interest Rate Agreement or any Currency Agreement.

2. Guarantee. (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lender and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each of the Guarantors further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent, the Issuing Lender or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

(c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights of the Administrative Agent or any Lender hereunder.

(d) No payment or payments made by any of the Borrower, the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

(e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

3. Right of Set-off. Upon: (i) the filing of a petition under any of the provisions of the Bankruptcy Code or amendments thereto, by or against; (ii) the making of an assignment for the benefit of creditors by; (iii) the application for the appointment, or the appointment, of any receiver of, or of any substantial portion of the property of; (iv) the issuance of any execution against any substantial portion of the property of; (v) the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any substantial portion of the property of; or (vi) the issuance of a warrant of attachment against any substantial portion of the property of; HubCo or the Borrower, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other guarantor, any such notice being expressly waived by each Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of the Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder or under the Credit Agreement, the Notes, or the other Credit Documents, as such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

4. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, and any such rights of subrogation and reimbursement of the Guarantors are hereby waived until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

5. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent, the Issuing Lender or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Issuing Lender or any Lender and the Credit Agreement, the Notes, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Issuing Lender and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any particular Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any other Guarantor or guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any such other Guarantor or guarantor or any release of any such other Guarantor or guarantor shall not relieve such Guarantor in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against any of the Guarantors. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent, the Issuing Lender or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or any of the Guarantors and the Administrative Agent, the Issuing Lender or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, any other Credit Document, the Letters of Credit, any Interest Rate Agreements, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent, the Issuing Lender or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower, any of the Guarantors or any other Person against the

Administrative Agent, the Issuing Lender or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of any Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and/or any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or of any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

8. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid in Dollars to the Administrative Agent without set-off or counterclaim at the office of the Administrative Agent located at 1111 Fannin Street, 10th Floor, Houston, TX 77002, or at such other office as the Administrative Agent may notify to the Guarantor in accordance with Section 15.

9. Representations and Warranties. Each Guarantor (other than HubCo) hereby represents and warrants that:

(a) it is an entity duly organized and validly existing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, except to the extent that failure to have such power, authority or right could not reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of Holdings and its Subsidiaries, taken as a whole;

(b) it is duly qualified as a foreign corporation and in good standing (to the extent that such concept is applicable in the applicable jurisdiction) under the laws of each jurisdiction where its ownership, lease or operation of property or the nature of its business requires such qualification and is in compliance with all Requirements of Law except to the extent that the failure to be so qualified or to comply therewith could not reasonably be expected to have a material adverse effect on its business, operations, assets or financial condition of Holdings and its Subsidiaries taken as a whole;

(c) it has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Credit Documents to which the Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which such Guarantor is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Guarantee and the other Credit Documents to which such Guarantor is a party and to grant the Liens granted by it pursuant to the other Credit Documents to which it is a party;

(d) HubCo is the sole Subsidiary of Holdings;

(e) no consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority), is required in connection with the execution, delivery, performance, validity or enforceability (in accordance with its terms in the United States) by or against any Guarantor of this Guarantee and the other Credit Documents to which each Guarantor is a party, other than consents that have been obtained or as to which the failure to obtain could not reasonably be expected to have a material adverse effect on the business, operations, assets or financial condition of Holdings and its Subsidiaries taken as a whole;

(f) this Guarantee and the other Credit Documents to which each Guarantor is a party have been duly executed and delivered on behalf of such Guarantor and each of this Guarantee and the other Credit Documents to which each Guarantor is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(g) the execution, delivery and performance of this Guarantee and the other Credit Documents to which each Guarantor is a party do not and will not (i) violate any Requirement of Law or any Contractual Obligation applicable to or binding upon such Guarantor or any of its properties or assets, in any manner which, individually or in the aggregate, (A) would have a material adverse effect on the ability of Holdings and its Subsidiaries taken as a whole to perform their obligations under the Credit Documents, (B) would give rise to any liability on the part of the Administrative Agent or any Lender, or (C) would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of Holdings and its Subsidiaries taken as a whole or

(ii) result in the creation or imposition of any Lien on any of its properties or assets pursuant to any Requirement of Law applicable to it, as the case may be, or any of its Contractual Obligations, except for the Liens arising under the Security Documents and Permitted Liens;

(h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened as of the Effective Date, by or against such Guarantor or against any of its properties or revenues in which there is a probability of an adverse determination and which is reasonably likely, if adversely decided, to have a material adverse effect on the business, operations, property or financial condition of Holdings and its Subsidiaries taken as a whole;

(i) each Guarantor has filed or caused to be filed all material tax returns, which, to the knowledge of such Guarantor, are required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than (1) those the amount or validity of which is currently being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books and (2) those which, individually or in the aggregate, are not material to Holdings and its Subsidiaries taken as a whole); and

(j) each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by each Guarantor on each Borrowing Date occurring on or after the date hereof under the Credit Agreement on and as of such Borrowing Date as though made hereunder on and as of such Borrowing Date.

10. Covenants. (a) Each Guarantor (other than Holdings and HubCo) hereby covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and either no Letter of Credit is outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent, each Guarantor will comply with the provisions of Sections 6 and 7 of the Credit Agreement to the extent such provisions apply to such Guarantors.

(b) Holdings covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and the Commitments are terminated and either no Letter of Credit is outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent, it shall not engage in any business, other than the ownership of the Capital Stock of HubCo, and businesses incidental thereto.

11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

13. No Waiver; Cumulative Remedies. Neither the Administrative Agent, the Issuing Lender nor any Lender shall by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or event of default under any Credit Document or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

14. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the entire agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein or in the other Credit Documents. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

15. Notices. All notices, requests and demands to or upon each Guarantor or the Administrative Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement or Schedule I hereto, as the case may be, or to such other address as may be hereafter notified to the parties hereto.

16. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

17. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

18. Submission to Jurisdiction; Waivers. (a) Each Guarantor hereby irrevocably and unconditionally:

(1) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Credit Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(2) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(3) agrees that service of process in any such action or proceeding may be affected by mailing a copy thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth on Schedule I hereto or at such other address of which the Administrative Agent shall have been notified pursuant to Section 15; and

(4) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in other jurisdiction.

(b) EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND THE LENDERS, HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

19. Additional Guarantors. Each Subsidiary of HubCo that is required to become a party to this Agreement pursuant to Section 6.9(b) of the Credit Agreement shall become a Guarantor for all purposes of this Agreement and a Grantor for all purposes of the Collateral Agreement, upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 to the Collateral Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

STRATUS TECHNOLOGIES GROUP, S.A.

By:	/s/ Hans de Graaf
Name: Hans de Graaf
Title:

STRATUS TECHNOLOGIES INTERNATIONAL, S.À R.L.

By:	/s/ Zahid Zakiuddin
Name: Zahid Zakiuddin
Title:

STRATUS EQUITY, S.À R.L.

By:	/s/ Hans de Graaf
Name: Hans de Graaf
Title: Director

SRA TECHNOLOGIES CYPRUS LTD.

By:	/s/ Zahid Zakiuddin
Name: Zahid Zakiuddin
Title:

STRATUS TECHNOLOGIES BERMUDA LTD.

By:	/s/ Zahid Zakiuddin
Name: Zahid Zakiuddin
Title: Director

STRATUS TECHNOLOGIES IRELAND LIMITED

By:	/s/ Zahid Zakiuddin
Name: Zahid Zakiuddin
Title: Authorized Signatory

STRATUS RESEARCH & DEVELOPMENT LTD.

By:	/s/ Zahid Zakiuddin
Name: Zahid Zakiuddin
Title: Authorized Signatory

Accepted and agreed to:

JPMORGAN CHASE BANK, as Administrative Agent

By:	/s/ David M. Mallett
Name: David M. Mallett
Title: Vice President

SCHEDULE I

Parent Guarantee

Address of Guarantors

Stratus Technologies Group, S.A.

c/o Allen & Overy

58 Rue Charles Martel

L-2134 Luxembourg

Attention: Marc Feider

Telecopy: 011-352-44-44-55-222

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York,

New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035

Stratus Technologies International, S.à r.l.

c/o Allen & Overy

58 Rue Charles Martel

L-2134 Luxembourg

Attention: Marc Feider

Telecopy: 011-352-44-44-55-222

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035

Stratus Equity, S.à. r.l.

c/o Allen & Overy

58 Rue Charles Martel

L-2134 Luxembourg

Attention: Marc Feider

Telecopy: 011-352-44-44-55-222

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035

SRA Technologies Cyprus Ltd.

c/o Mouaimis & Mouaimis Advocates

Gala Court Chambers

1st Floor, Offices 101 & 102

6 Vassilis Vryonides Street

3095 Limassol, Cyprus

Attention: Panayotis Mouaimis

Telecopy: 011-357-25-37-30-75

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035

Stratus Technologies Bermuda Ltd.

c/o Hollis & Co.

Reid Hall, 3 Reid Street

Hamilton HM11, Bermuda

Tel: 011-441-295-2208

Fax: 011-441-295-3404

Attention: Lorianne Gilbert

Telecopy: 011-441-295-3404

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035

Stratus Technologies Ireland Limited

c/o A & L Goodbody Solicitors

International Financial Services Centre

North Wall Quay

Dublin 1, Ireland

Attention: Christine O’Donovan

Telecopy: 011-353-1-649-2649

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035

Stratus Research & Development Ltd.

c/o A & L Goodbody Solicitors

International Financial Services Centre

North Wall Quay

Dublin 1, Ireland

Attention: Christine O’Donovan

Telecopy: 011-353-1-649-2649

With a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166

Attention: Janet Vance, Esq.

Telecopy: (212) 351-4035